Exhibit 10.2

                      THIRD AMENDMENT TO RIGHTS AGREEMENT


          AMENDMENT, dated as of March 1, 1994 (the "Amendment"), to the Rights Agreement, dated as of January 10, 1989 (as amended, the "Rights Agreement"), between Willcox & Gibbs, Inc., a New York corporation (the "Company"), and Chemical Bank, a New York bank (formerly known as Manufacturers Hanover Trust Company) (the "Rights Agent").

          WHEREAS, the Company and the Rights Agent entered into the Rights Agreement specifying the terms of the Rights (as defined therein);

          WHEREAS, the Company and the Rights Agent have amended the Rights Agreement pursuant to the Amendment, dated as of November 12, 1992, and the letter agreement, dated May 21, 1993, between the Company and the Rights Agent; and

          WHEREAS, the Company and the Rights Agent desire to further amend the Rights Agreement in accordance with Section 28 thereof;

          NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereby agree as follows:

          1. Section 1(q) of the Rights Agreement is amended to read in its entirety as follows:

          (q) "Percentage Limitation" shall mean that number of Voting Securities which then represents 45% of the Total Voting Power.

          2. Section 7(a) of the Rights Agreement is amended by deleting the date "November 12, 1997" and substituting therefor the date "December 31, 1994."

          3. Exhibit B is amended by changing Footnotes 5 and 6 to read "Insert December 31, 1994."

          4. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

          5. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ATTEST:                            WILLCOX & GIBBS, INC.



By:  /s/ Mary-Anne Kieran          By:  /s/ Allan M. Gonopolsky
   -------------------------------   -----------------------------------
   Name:  Mary-Anne Kieran           Name:  Allan M. Gonopolsky
   Title: Corporate Secretary        Title  Vice President


ATTEST:                            CHEMICAL BANK



By:  /s/ Charles A. Witek           By:  /s/ Michael A. Nespoli
   -------------------------------     -----------------------------------
   Name:  Charles A. Witek             Name:  Michael A. Nespoli
   Title: Assistant Vice President     Title: Vice President